Thomson StreetEvents Transcript

F I N A L   V E R S I O N

SXI - Standex International Corp.

Q1 2007 Standex International Corp. Earnings Conference Call

Oct. 26. 2006 / 10:00AM ET

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Corporate Participants

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   *  Roger Fix

      Standex International Corporation - President and CEO

   *  Christian Storch

      Standex International Corporation - CFO

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Conference Call Participants

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   *  Morton Siegel

      Value Line - Analyst

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Presentation

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Operator   [1]

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 Good day ladies and gentlemen and welcome to the first quarter 2007 Standex International Corporation earnings conference call. My name is Nicole and I'll be your coordinator for today. At this time, all participants are in a listen-only mode. We will conduct a question-and-answer session towards the end of this conference. [OPERATOR INSTRUCTIONS]. I would now like to turn your call over to Mr. Roger Fix, President and Chief Executive officer, and Christian Storch, Chief Financial Officer. Please proceed.

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 Roger Fix, Standex International Corporation - President and CEO   [2]

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 Good morning and thank you for joining us. Please note that our first quarter financial results news release, which we issued earlier this morning, is also available on Standex's web site at Standex.com. On this morning's call, Christian will begin with a review of our first quarter financial results. Then I'll follow with an update on our operating groups. As we do from time to time, we'll provide some additional information on one of our operating segments. This quarter will focus on our newest segment, the hydraulic products group. As you may recall, we are reporting this business separately, given the growth of our hydraulics business and the percentage of our operating income. Let's start now with our financial review. Christian?

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 Christian Storch, Standex International Corporation - CFO   [3]

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 Thanks, Roger, and good morning everyone. I'd like to remind everyone that the matters we are discussing on this conference call include predictions, estimates, expectations, and other forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially. You should refer to our recent SEC filings and public announcements for a detailed list of risk factors. Let's get right into the numbers. For the first quarter of fiscal 2007, net sales essentially were flat year over year, and came in at $149.5 million versus $149.9 million in the prior year. Base revenues declined 3.7%, as a result of a sharp decline in residential housing end markets. Our ADP business is focused on the new residential housing construction market, and housing starts were down 19% in the first quarter. The decline was offset by revenues contributed by acquisitions. Roger will later review segment performance in more detail. First quarter income from operations was $10.2 million, compared with $10.4 million in the first quarter of last year. Operating income as a percentage of sales was 6.8%, compared with 7% in the fiscal quarter last year.

 The results for the quarter include a one time gain of $1.1 million from the sale of excess land associated with our corporate office. The results also reflect restructuring charges of $106,000. Interest expense for the quarter was $1.8 million, compared to $1.9 million in the prior year, the effect of higher interest rates was more than offset by lower average borrowing levels. First fiscal quarter net income from continuing operations was essentially flat year over year, at $6 million, or $0.48 per diluted share.

 Our fiscal 2007 first quarter income from continuing operations reflects a tax rate of 34.5%.  This was in line with our projections for the full year. Income from discontinued operations includes mainly the gain from the sale of the Berean Christian Stores and Standard Publishing businesses. Income from discontinued operations was $6.1 million, or $0.5 per diluted share, compared with a loss of $544,000, or $0.05 per diluted share in the first quarter of fiscal 2006.

 Net income for the first quarter of fiscal 2007 was $12.1 million, or $0.98 per diluted share. This compares with net income of $5.4 million, or $0.43 per share the first quarter of fiscal '06. Net working capital was $123 million at September 30th, compared with $130.4 million at September 30th in 2005. We define working capital as accounts receivables, plus inventories, less accounts payable. Working capital turns were 5.0 at September 30th, compared with 5.2 turns in the prior year quarter. We decreased our net debt, defined as total debt less cash, by $20.3 million to $64.7 million during the quarter. This was mainly due to the proceeds received from the sale of the Consumer Group businesses. The company's balance sheet leverage ratio of net debt to total capital was 23.5% at the end of the quarter. For the first quarter, depreciation and amortization expense was $3.3 million, up from the prior year number of $2.6 million. Capital expenditures during Q1 totaled $2.2 million. So with that, I'll turn the call back to Roger.

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 Roger Fix, Standex International Corporation - President and CEO   [4]

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 Thanks, Christian. Our results for the first quarter were mixed. On one hand, three of our five business segments reported year over year sales and operating income growth in the first quarter, and we're pleased with that. However, market conditions affected our ADP Group, and operational issues affected two of the five businesses in our Food Service Group. Let me take you through each of our operating segments in order of their revenue contribution in Q1, to give you some context around our results. Food service equipment revenues remain flat in the quarter, and operating income declined by 35%. Nor-Lake, one of our walk-in cooler and freezer manufacturers, delivered double-digit growth in sales and operating income, as it continues to increase market share in key national accounts and buying groups. Nor-Lake is also realizing top-line growth from its efforts to expand its sales distribution for scientific cabinets.

 Procon, our fluid dispensing and circulating systems business, has completed the ramp-up in production following its relocation to the Nogales, Mexico plant, and is delivering according to schedule. The strong performance of these two businesses were offset by a significant reduction in sales and operating income at two of our food service businesses. At our Master-Bilt walk-in cooler and refrigerated cabinet business, lower sales and reduced absorption resulting from a planned inventory reduction impacted profitability.

 At our BKI operation, year over year comparisons were negatively affected by a large rollout that occurred last year in the U.K. Further, we incurred one-off expenses in the current year, associated with recruitment of several new management personnel. We brought them on board to assist us in the execution of the sales diversification effort we have initiated for this business.

 We've seen some strengthening in incoming ordering for both of these businesses recently. This coupled with the fact that both brands are very strong, and the food service market is still growing, allows us to be confident that this group will return to the top and bottom line growth in the quarters ahead. Air Distribution Products Group sales, which were down 16% year over year, were affected this quarter by the very weak residential construction market. As Christian mentioned earlier, ADP's business is very closely tied to new residential construction. We had seen some softening in a few regions in the U.S. over the prior two quarters. However, market conditions deteriorated significantly across the board in all regions of the country in the quarter just completed. For example, the

U.S. Census Bureau reported that new residential housing starts for September declined almost 18%, and housing starts by almost 28%, as compared to last year.

 Our sales decline has been less than the overall market decline due to two factors. The first is a price increase we implemented during the fourth quarter of fiscal 2006. We also have been able to gain some market share at several targeted accounts. One component of our growth strategy for ADP is to leverage our unique, nationwide manufacturing infrastructure, as we continue to strive for market share gains and big box retailer accounts.

 During the first quarter, we secured a significant agreement with a major nationwide retailer to expand our sales into their distribution network. This deal will be phased in beginning in the current second fiscal quarter, and will be fully up and running at the end of our third fiscal quarter. We also continue to capture new business from a large buying group, which ADP joined earlier this year. Let me sum up the ADP group performance by saying that although we have short-term challenges ahead of us, we are taking the right steps to position us for good growth when the housing market recovers.

 Now let's move to our Engineered Products Group, which led sales growth this quarter with a 14% year over year increase. This strong sales growth was mainly driven by very robust market conditions for the Spincraft business. We're seeing improved market conditions in aviation, and continued strength in the energy area. We are also optimistic about the aerospace side of the business. NASA is in the process of redirecting the budget for the space shuttle into a new program called Moon, Mars and Beyond. We previously had a relatively small value add in the space shuttle program. However, we see expanded opportunities to add value to the new crew and payload vehicles that will be a large part of this new project. Also during the quarter we were given the opportunity to contract with several customers in the energy sector for new business resulting from their outsourcing programs. If successful, we will begin to see growth from these customers early in our next fiscal year. Operating income grew by 4% for the group, as the year over year profit comparisons were negatively impacted by a product mix change and a one-time price adjustment realized in the prior year in the aviation segment of this business. Our Engraving Group also had a very strong quarter in Q1, growing sales by 12% year over year. The segment continues to see good demand across its product lines. We experienced particular strength in the mold texturizing and Innovent businesses.

 One factor that continues to drive sales in the Engraving Group is the demand from automotive manufacturers as they try to differentiate their offerings in this soft automotive market. The automotive OEMs around the world continue to introduce new models and refresh the existing platforms, all of which requires new mold textures throughout the automobile. Last quarter I mentioned that we had opened our new engraving facility in the area of Shanghai, China. We are already seeing the benefits from our presence in this region. We are the only company in the mold texturing market that has fully owned factories in all of the critical regions for automobile production, namely, North America, Europe, Eastern Europe, Latin America, and Asia.

 This has been an important differentiator for us in selling to global OEM automotive customers. The Innovent acquisition also is contributing significantly to the Engraving Group. The Engraving Group has been making good progress in leveraging its sales infrastructure to help Innovent increase its market share in developing countries. As you will recall, we integrated Innovent into our Engraving Group because of its close synergistic fit with our roll and plate engraving and process equipment businesses. This quarter's results underscore the success of that strategy. Operating income rose 45% year over year for the Engraving Group, as a result of sales volume leverage, productivity enhancements, and the Innovent acquisition.

 Finally, let's turn to the Hydraulic Products Group. In the first quarter, the Hydraulic Products Group increased revenues 3% year over year and operating income rose by 19%. As I mentioned at the beginning of the call, I'd like to provide you with some more detail on our Hydraulic Products Group, which consists of our Custom Hoists division. Custom Hoists is a manufacturer of hydraulic cylinders. Custom Hoists manufactures primarily single and double-acting telescopic cylinders, and single and double-acting piston rod cylinders. These cylinders provide the hydraulic power to lift the payload of vehicles designed to haul and unload heavy material loads, such as rock, gravel, earth, and coal. For example, our cylinders are primarily sold for use in dump trucks and dump trailers used in the heavy infrastructure construction market. We estimate that this business has a 70% share of the dump trailer market and a 30% share for dump trucks in the U.S.

 We also sell our products for use in trash collection vehicles, industrial compactors, and other mobile units which use large capacity, long stroke hydraulic cylinders. We typically sell directly to the OEMs that manufacture these products. Standex's cylinders are distinguished by several key competitive advantages. First and foremost, it is the reliability and the performance of our products under challenging applications. This is a critical differentiator in a field where having a truck out of service for even a short period of time can be very detrimental to the business. Through our quality engineering, we provide to our customers both the highest performing and lightest weight cylinders in the market. As you can imagine, for the operators of these large vehicles, fuel is a major expense. We enable them to reduce the weight of their trucks and thus reduce their fuel costs.

 And finally, we're told by our customers that we're very easy to do business with. We believe we have the best delivery performance in the industry, due to the flexibility and responsiveness of our manufacturing facilities and our investment in warehouses, service centers, and finished goods. Further, we have a direct sales force and technical support staff that works directly with our OEM customers to assure that they get the best and most cost-effective design for their particular application.

 Now let me take you to the four main elements of our strategy to grow this business for the long-term. First, we're looking to further strengthen our presence in areas where we currently have a solid footing, such as the dump truck and dump trailer markets. As I mentioned earlier, we have a very significant market share in the dump trailer market and a good presence in the dump truck market as well. We also plan to expand into areas where we are under penetrated. One key area we are targeting is refuse trucks. We currently only have a 3% to 4% share of that market. We also are targeting some niche segments, such as airline support and service equipment, off-highway equipment, roll off units, push out ejector trailers, compactors, bailers, and mining equipment. Another component of our strategy is to expand our presence internationally. Our excellent reputation has enabled us to begin to penetrate other regions of the world where we are currently seeing high levels of construction activity in infrastructure projects.

 Two primary geographic targets for us are China and Eastern Europe. In China, there's a tremendous amount of mining, housing, dams, and industrial construction. To give you some perspective on how much construction is going on in China right now; about 60% of all the construction cranes currently in use worldwide are located in China. In Eastern Europe, we continue to see large infrastructure construction projects, including new road systems and industrial expansion. Currently, Chinese construction is not as regulated as those in Europe or North America. Trucks operating with lower quality hydraulic telescopic cylinders are often overloaded, leading to frequent malfunctions and accidents. We believe that as the transportation industry becomes more regulated in China, this will be a very exciting market for Standex's higher quality, better performing hydraulic cylinder products.

 We are already building our presence in the area to ensure that we'll be able to capitalize on this opportunity. An important aspect of our international strategy relates to how European and Chinese customers purchase these products. Typically, customers in these geographies buy hydraulic cylinders as part of a total hydraulic system. That is, they purchase a cylinder together with a hydraulic pump and other accessories required to make up a complete system. We have recently signed an agreement with a well respected hydraulic pump manufacturer based in Portugal to supply us with hydraulic pumps. We can now provide a hydraulic pump and cylinder system to customers not only in Europe and in China, but in the U.S. as well.

 This relates to the fourth element of our strategy, which is to provide more components of the hydraulic system in which our cylinder operates to truck manufacturers. In addition to the pump, we are also seeking to provide control valves, reservoirs, filters, and other hardware that is necessary for the hydraulic system to function. I’d like to discuss one issue that we believe will affect our hydraulic group in the coming quarters.

 As you may be aware, new Environmental Protection Agency rules will go into effect for all engines on Class 8 trucks manufactured after January 1st of 2007. These new engines  have lower emissions, but will also be less fuel-efficient and will cost more than 2006 models. Therefore, we believe some dump truck operators may accelerate a portion of their purchases for the next year into calendar 2006, ahead of the implementation of the new EPA regulations. This could cause a temporary slowdown in our business in calendar 2007. We believe that this will be a short-term issue, and operators will need to continue to purchase dump trucks and dump trailers to support the major construction projects taking place throughout the United States. In addition, our business has significant growth potential through penetration and to new geographies and by selling our products into new markets.

 Before we go to questions, I'd like to leave you with a few points. First, we believe we have taken the right actions to counter challenges we encountered in the first quarter of fiscal 2007. In the Food Service Group, our efforts are already yielding positive results. We are optimistic that this business will rebound in the quarters ahead. At our Air Distribution Products Group, we have several initiatives underway to increase our market share, and are positioning the business to continue growing when the residential housing market begins to recover.

 Second, we are very enthusiastic about the prospects of our Engraving Group, which is experiencing worldwide demand across its product lines. In addition, we see a continued strength for our Engineered Products Group, which is leveraging strong market demand on both the aviation and energy sides of the business. And third, we remain very enthusiastic that both our Chinese sourcing and manufacturing initiatives, and our low cost manufacturing effort in Mexico will yield very positive results for the Company for the long-term. With that, Christian and I will be happy to take your questions. Nicole?

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Questions and Answers

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Operator   [1]

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 Ladies and gentlemen, if you would like to ask a question [OPERATOR INSTRUCTIONS]. Morton Siegel, Value Line.

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 Morton Siegel, Value Line - Analyst   [2]

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 I'm calling about the capital gain on the land, the excess land. Can you put a per-share number on the asset tax amount?

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 Christian Storch, Standex International Corporation - CFO   [3]

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 Yes, about $1.1 million. There's about $200,000 pre-tax per penny, so that would be $0.055 cents per share.

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 Morton Siegel, Value Line - Analyst   [4]

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 Thank you.

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Operator   [5]

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 [OPERATOR INSTRUCTIONS] And there are no further questions at this time.

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 Roger Fix, Standex International Corporation - President and CEO   [6]

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 If no other questions, thank you for joining us today, and we look forward to talking to you again next quarter. Thanks very much for your attendance.

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Operator   [7]

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 Thank you for your participation in today's conference. This concludes the presentation. You may now disconnect. Good day.

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PRELIMINARY TRANSCRIPT: "Preliminary Transcript" indicates that the Transcript has been published in near real-time by an experienced professional transcriber.  While the Preliminary Transcript is highly accurate, it has not been edited to ensure the entire transcription represents a verbatim report of the call.

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